Exhibit 99.1
THIRD AMENDMENT TO CREDIT AGREEMENT
AND
SECOND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT
     THIRD AMENDMENT TO CREDIT AGREEMENT AND SECOND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT, dated as of July ___, 2008 (this “Amendment”), among TRONOX INCORPORATED, a Delaware corporation (“Holdings”), TRONOX WORLDWIDE LLC, a Delaware limited liability company (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), LEHMAN BROTHERS INC. and CREDIT SUISSE, as joint lead arrangers and joint bookrunners (in such capacity, the “Arrangers”), ABN AMRO BANK N.V., as syndication agent (in such capacity, the “Syndication Agent”), JPMORGAN CHASE BANK, N.A. and CITICORP USA, INC., as co-documentation agents (in such capacity, the “Documentation Agents”), LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”), and the parties listed as grantors on the signature pages hereto (the “Grantors”).
W I T N E S S E T H:
     WHEREAS, (i) Holdings, the Borrower, the Lenders, the Arrangers, the Administrative Agent and the other agents referred to therein are parties to that certain Credit Agreement, dated as of November 28, 2005, as amended by First Amendment dated as of March 12, 2007, and as further amended by Second Amendment to Credit Agreement and First Amendment to Guarantee and Collateral Agreement dated as of February 8, 2008 (as heretofore amended, restated or otherwise modified and in effect on the date hereof, the “Credit Agreement”) and (ii) the Borrower, the Grantors signatory thereto and the Administrative Agent are parties to that certain Guarantee and Collateral Agreement, dated as of November 28, 2005, as amended by Second Amendment to Credit Agreement and First Amendment to Guarantee and Collateral Agreement dated as of February 8, 2008, in favor of the Administrative Agent for the benefit of the Secured Parties (as heretofore amended, restated or otherwise modified and in effect on the date hereof, the “Guarantee and Collateral Agreement”);
     WHEREAS, the parties hereto desire to amend the Credit Agreement and the Guarantee and Collateral Agreement on the terms and subject to the conditions set forth herein; and
     WHEREAS, the Lenders and the Administrative Agent have agreed to make such amendments solely upon the terms and conditions provided for in this Amendment;
     NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Defined Terms. Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     2.  Amendments to Credit Agreement. In reliance on the representations and warranties set forth in Section 4 below and subject to the satisfaction of the conditions set forth in Section 5 below, the parties hereby agree to the following amendments (the “Credit Agreement Amendments”):
          (a) The definitions of “Permitted Acquisitions”, “Qualified Counterparty” and “Specified Hedge Agreement” in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:
““Permitted Acquisitions”: as defined in Section 7.8(g).”
““Qualified Counterparty”: (i) with respect to any Specified Hedge Agreement or Specified Cash Management Agreement, any counterparty thereto that, at the time such Specified Hedge Agreement or Specified Cash Management Agreement was entered into, was a Lender or a Lender Affiliate, or (ii) with respect to the Specified Letter of Credit, the Specified Letter of Credit Issuer, in the case of (i) or (ii) if (but only if) such Person is bound or has agreed to be bound by the provisions of Section 7.2 of the Guarantee and Collateral Agreement as if it were a party thereto and by the provisions of Section 9 of this Agreement as if it were a Lender party hereto.”
““Specified Hedge Agreement”: any Hedge Agreement entered into by (i) any Loan Party and (ii) any Qualified Counterparty; provided that the entering into of any Specified Hedge Agreement shall not create in favor of any Lender or Qualified Counterparty that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Guarantor under the Guarantee and Collateral Agreement.”
          (b) The definitions of “Specified ABN AMRO Cash Management Agreement” and “Specified Citigroup Cash Management Agreement” in Section 1.1 of the Credit Agreement are hereby deleted in their entirety.
          (c) The definition of “Amendment Period” and “Third Amendment Date” are hereby added to Section 1.1 of the Credit Agreement to read as follows:
““Amendment Period”: the period from the Third Amendment Date through and including the date the Company delivers the financial statements for fiscal year 2008 required under Section 6.1(a) hereof.”
““Third Amendment Date”: the date the Third Amendment to Credit Agreement and Second Amendment to Guarantee and Collateral Agreement, dated as of July ___, 2008, shall become effective pursuant to Section 5 thereof.”
          (d) Section 2.12(b) of the Credit Agreement is hereby amended by inserting an additional proviso at the end of the first sentence therein to read as follows:

“provided further, that during the Amendment Period, clause (i) in the foregoing proviso shall not apply and, to the extent of any Asset Sale the Net Cash Proceeds from which are in excess of $500,000, 100% of the Net Cash Proceeds received by Holdings, the Borrower or any of its Subsidiaries from any such Asset Sale during the Amendment Period shall be applied toward the prepayment of the Term Loans as set forth in Section 2.12(d) and the Borrower shall not be permitted to deliver any Reinvestment Notice during the Amendment Period. Notwithstanding anything herein to the contrary, to the extent that the Net Cash Proceeds of any Asset Sale are equal to or less than $500,000, no prepayment of such proceeds shall be required.”
          (e) Section 2.12(e) of the Credit Agreement is hereby amended by inserting a proviso at the end of the first sentence therein to read as follows:
“provided that, during the Amendment Period, if the aggregate Revolving Extensions of Credit on a Valuation Date exceed 101%, the Borrower shall provide cash collateral and/or prepay Swingline Loans or Revolving Credit Loans as set forth in this Section 2.12(e).”
          (f) Clause (y) of Section 6.2(b)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(y) to the extent not previously disclosed to the Administrative Agent, in writing, a description of any change in the jurisdiction of organization or formation of any Subsidiary and of any change in the ownership of any Subsidiary, a description of any subscriptions, options, warrants, calls, rights or other agreements or commitments (other than directors’ qualifying shares) related to the Capital Stock of any Subsidiary, and a description of any executed and delivered Specified Cash Management Agreement or Specified Hedge Agreement entered into by Holdings, Borrower or any Subsidiary, in each case since the date of the most recent report so delivered since the Closing Date (or, in the case of the first such list so delivered, since the Closing Date) and”
          (g) Section 7.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(a) Consolidated Total Leverage Ratio. Permit the Consolidated Total Leverage Ratio for any period of four consecutive fiscal quarters of Holdings ending with the last day of the fiscal quarters in fiscal years 2007 through 2011 of Holdings listed below to exceed the ratio set forth below opposite such fiscal quarter:

Consolidated Total
Fiscal Quarter ended	Leverage Ratio
March 31, 2007	3.75x
June 30, 2007	3.75x
September 30, 2007	3.75x
December 31, 2007	3.75x
March 31, 2008	4.45x
June 30, 2008	5.20x
September 30, 2008	5.55x
December 31, 2008	5.35x
March 31, 2009	4.50x
June 30, 2009	4.35x
September 30, 2009	3.90x
December 31, 2009	3.50x
March 31, 2010 and thereafter	2.50x ”
          (h) Section 7.2(n) of the Credit Agreement is hereby amended by inserting an additional proviso at the end of Section 7.2(n) to read as follows:
“; provided further, that, notwithstanding the foregoing, during the Amendment Period, the preceding clause (vii) shall not apply and 50% of any Net Cash Proceeds of the incurrence of such Indebtedness that are not applied in accordance with Section 2.12(a) (as such Net Cash Proceeds are in an amount less than $100,000,000) shall be applied toward the prepayment of the Term Loans as set forth in Section 2.12(d);”
          (i) Section 7.2(o) of the Credit Agreement is hereby amended by inserting an additional proviso at the end of Section 7.2(o) to read as follows:
“; provided further, that, notwithstanding the foregoing, during the Amendment Period, the preceding clause (viii) shall not apply and 50% of any Net Cash Proceeds of the incurrence of such Indebtedness that are not applied in accordance with Section 2.12(a) (as such Net Cash Proceeds are in an amount less than $250,000,000) shall be applied toward the prepayment of the Term Loans as set forth in Section 2.12(d);”
          (j) Section 7.3 of the Credit Agreement is hereby amended by replacing the period at the end of clause (u) with a semi-colon and inserting a proviso at the end of Section 7.3 to read as follows;
“;provided, that notwithstanding the foregoing, no Liens shall be created, incurred, assumed or suffered to exist upon any Intellectual Property (i) owned or hereafter acquired by any Foreign Subsidiary or (ii) to the extent such Lien would result in the abandonment, invalidity, cancellation or voiding of such Intellectual Property for so long as such condition exists.”
          (k) Section 7.5(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(i) the lease or license (or sublease or sublicense) of any property, tangible or intangible, in the ordinary course of business (other than any license that is a sole or exclusive license of such property);”
          (l) Section 7.8(g)(v) of the Credit Agreement is hereby amended by inserting an additional proviso at the end of Section 7.8(g)(v) to read as follows:
“; provided further, that, during the Amendment Period, such consideration shall be limited to a maximum amount of $5,000,000 per Permitted Acquisition;”
          (m) Section 7.8(o) of the Credit Agreement is hereby amended by inserting an additional proviso at the end of Section 7.8(o) to read as follows:
“; provided further, that, during the Amendment Period, Holdings, the Borrower and its Subsidiaries shall not make such Investments in an aggregate amount that exceeds $5,000,000 at any one time outstanding;”
          (n) Section 7.8(r) of the Credit Agreement is hereby amended by inserting a proviso at the end of Section 7.8(r) to read as follows:
“; provided, that, during the Amendment Period, Holdings, the Borrower and its Subsidiaries shall not make such Investments in an aggregate amount that exceeds $10,000,000 at any one time outstanding;”
          (o) Section 9.1 of the Credit Agreement is hereby amended by amending and restating clause (i) in the last sentence thereof in its entirety to read as follows:
“any Qualified Counterparty to each Cash Management Agreement that is either Citicorp USA, Inc. or a Lender Affiliate of Citicorp USA, Inc.,”
     3.  Amendments to Guarantee and Collateral Agreement. In reliance on the representations and warranties set forth in Section 4 below and subject to the satisfaction of the conditions set forth in Section 5 below, the parties hereby agree to the following amendments:
          (a) The definition of “Qualified Counterparty”, “Specified Cash Management Agreement” and “Specified Property” in Section 1.1 of the Guarantee and Collateral Agreement is hereby amended and restated in its entirety to read as follows:
“Qualified Counterparty: (i) with respect to any Specified Hedge Agreement or Specified Cash Management Agreement, any counterparty thereto that, at the time such Specified Hedge Agreement or Specified Cash Management Agreement was entered into, was a Lender or a Lender Affiliate, or (ii) with respect to the Specified Letter of Credit, the Specified Letter of Credit Issuer, in the case of (i) or (ii) if (but only if) such Person is bound or has agreed to be bound by the provisions of Section 7.2 hereof as if it were a party hereto and by the provisions of Section 9 of the Credit Agreement as if it were a Lender party thereto.”

“Specified Cash Management Agreement: any Cash Management Agreement entered into by (i) Holdings, the Borrower or any Subsidiary Guarantor and (ii) any Lender or Lender Affiliate; provided that the entering into of any Cash Management Agreement as a Specified Cash Management Agreement shall not create in favor of any Lender or Qualified Counterparty that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Guarantor under this Guarantee and Collateral Agreement.”
“Specified Property: Chattel Paper, Documents, Instruments, General Intangibles, Investment Property and Letter of Credit Rights; provided, that any of the foregoing that constitute Specified IP Rights shall not be considered Specified Property.”
          (b) The definition of “Specified IP Rights” is hereby added to Section 1.1 of the Guarantee and Collateral Agreement to read as follows:
“Specified IP Rights”: means, whether related to use in the United States or in another country, (i) any and all patents (including design patents, industrial designs and utility models) and patent applications (including docketed patent disclosures awaiting filing, reissues, divisions, continuations, continuations-in-part and extensions), patent disclosures awaiting filing determination, inventions and improvements thereto, (ii) trademarks, service marks, certification marks, trade names, brand names, trade dress, logos, business and product names, slogans, and registrations and applications for registration thereof, (iii) copyrights (including software) and registrations thereof, (iv) inventions, processes, formulae, trade secrets, know-how, product specifications and industrial models, and (v) computer software and domain names, in the case of each of the foregoing together with all goodwill directly or indirectly associated therewith, in each case owned by Holdings, Borrower or any Domestic Subsidiary, including, without limitation, the patents and trademarks that are referred to on Schedule A hereto, all rights to sue at law or in equity for any infringement or other impairment of the foregoing including the right to receive all proceeds and damages therefrom, and any other claim by Grantor against third parties for past, present or future infringement of the foregoing.”
          (c) The definitions of “Specified ABN AMRO Cash Management Agreement” and “Specified Citigroup Cash Management Agreements” in Section 1.1 of the Guarantee and Collateral Agreement are hereby deleted in their entirety.
          (d) Section 3.1 of the Guarantee and Collateral Agreement is hereby amended by amending and restating clauses (g) and (h) thereto and inserting an addition clause (i) to read as follows:
          “(g) all Specified IP Rights and licenses thereof;

(h) all books and records pertaining to the Collateral; and to the extent not otherwise included, all Proceeds of any and all of the foregoing (other than, to the extent not otherwise included, any Specified Property that does not constitute direct Proceeds of Collateral but is acquired with Collateral consisting of cash), all Supporting Obligations in respect of any of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.”
(e) Section 5 of the Guarantee and Collateral Agreement is hereby amended by inserting a new Section 5.7 to read as follows:
“5.7 Specified IP Rights.
     (a) Such Grantor (either itself or through licensees) will not knowingly do any act, or knowingly omit to do any act, whereby any material Specified IP Right may become forfeited, abandoned or dedicated to the public (except at the end of its statutory term).
     (b) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Specified IP Right to infringe the intellectual property rights of any other Person.
     (c) Whenever such Grantor, either by itself or through any agent, licensee or designee, shall file an application for the issuance of any patent or registration relating to any Specified IP Rights with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States, such Grantor shall report such filing to the Administrative Agent within 30 days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent’s security interest in any pending application or subsequent issued patent or registration and the goodwill as applicable and general intangibles of such Grantor relating thereto or represented thereby. Upon issuance of a patent or registration, such Specified IP Right shall be deemed to be a material Specified IP Right.
     (d) Such Grantor will promptly notify the Administrative Agent if it knows, that any application or registration relating to any Specified IP Right may become abandoned or of any material adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor’s ownership of, right to use, interest in, or the validity of, any material Specified IP Right.

     (e) Such Grantor will take all reasonable actions reasonably necessary or reasonably requested by the Administrative Agent, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency, to maintain and pursue each application for (and to obtain the relevant registration or issuance) and to maintain each registration or issuance of any copyright, trademark or patent that is a material Specified IP Right, including filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition and interference and cancellation proceedings.
     (f) In the event that any material Specified IP Right or any Specified IP Right for which a patent or registration has issued is infringed upon or misappropriated by a third party, such Grantor shall notify the Administrative Agent promptly after such Grantor learns thereof. Such Grantor shall take appropriate action in response to such infringement or misappropriation, as determined in the exercise of such Grantor’s reasonable business judgment, including promptly bringing suit for infringement, misappropriation or dilution and to recover any and all damages for such infringement or misappropriation and shall take such other actions as may be appropriate in its reasonable judgment under the circumstances to protect such material Specified IP Right.
     (g) Unless otherwise agreed to by the Administrative Agent, such Grantor will execute and deliver to the Administrative Agent for filing in (i) the United States Copyright Office a short form copyright security agreement in form and substance reasonably satisfactory to the Administrative Agent, (ii) the United States Patent and Trademark Office a short-form patent security agreement in form and substance reasonably satisfactory to the Administrative Agent and (iii) the United States Patent and Trademark Office a short form trademark security agreement in form and substance satisfactory to the Administrative Agent.”
(f) The Guarantee and Collateral Agreement is hereby amended by inserting Schedule A hereto as Schedule A thereto.
     4.  Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment each of Holdings, the Borrower and each Grantor, jointly and severally, represents and warrants as of the date hereof to the Administrative Agent and the Lenders that:
               (a) Each of Holdings, the Borrower and each Grantor (i) has the corporate or limited liability company, as applicable, power and authority, and the legal right, to make, deliver and perform this Amendment and (ii) has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment;

          (b) No consent or authorization of, filing with, notice to, Permit from or other act by or in respect of, any Governmental Authority and no consent or authorization of, filing with, notice to or other act by or in respect of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment except consents, authorizations, filings and notices which prior to the Amendment Effective Date have been obtained or made and each of which on the Amendment Effective Date are in full force and effect;
          (c) This Amendment (i) has been duly executed and delivered on behalf of each of Holdings, the Borrower and each Grantor and (ii) constitutes a legal, valid and binding obligation of each such Person, enforceable against each such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);
          (d) The execution, delivery and performance of this Amendment will not violate in any material respect any Requirement of Law or any Contractual Obligation of Holdings, the Borrower or any Grantor and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents);
          (e) After taking into account the effectiveness of the Waiver to the Credit Agreement dated as of June 27, 2008, no Default or Event of Default has occurred and is continuing; and
          (f) After giving effect to the amendments herein, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all respects on and as of the Amendment Effective Date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.
     5.  Conditions to Effectiveness. This Amendment shall become effective on and as of the date on which each of the following conditions is satisfied (the “Amendment Effective Date”):
          (a) Each of the representations and warranties made by any Loan Party in Section 4 of this Amendment shall e true and correct in all respects.
          (b) The Administrative Agent shall have received this Amendment, duly executed and delivered by a duly authorized Responsible Officer of each of Holdings, the Borrower and each Grantor party hereto;
          (c) The Administrative Agent shall have received a Lender Consent Letter, substantially in the form of Exhibit A (the “Lender Consent Letter”), duly executed and delivered by the Required Lenders;

          (d) Each of the Loan Parties shall have executed and delivered, or shall have caused to be executed and delivered, all documents or other items reasonably required by the Administrative Agent to perfect its interest in the Specified IP Rights (as defined in the Guarantee and Collateral Agreement), including but not limited to a UCC-1 financing statement with respect to such Collateral, and each of the relevant Loan Parties has agreed to deliver the executed short-form security agreements referred to in Section 5.7(f) of the Guarantee and Security Agreement (as amended hereby) within 30 days of the Amendment Effective Date;
          (e) Each of the Loan Parties shall have executed and delivered, or shall have caused to be executed and delivered, such other items as the Administrative Agent may reasonably request and reasonably deem necessary or advisable to effect the amendments hereby and the agreements set forth in the Transaction Agreements, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent; and
          (f) The Administrative Agent shall have received all fees required to be paid by the Borrower, including reasonable fees, disbursements and other charges of counsel to the Administrative Agent and the Lenders as set forth in Section 6 below, on or before the Amendment Effective Date.
     6.  Payment of Fees and Expenses.
          (a) In the event that the Required Lenders and the Borrower execute and deliver this Amendment, the Borrower shall pay to the Administrative Agent, for the ratable benefit of the Lenders consenting to this Amendment prior to 5:00 p.m. New York City time on July 17, 2008, an amendment fee equal to 0.75% of the sum of the aggregate principal amount of each such Lender’s outstanding Term Loans immediately prior to the Amendment Effective Date and each such Lender’s Revolving Credit Commitment immediately prior to such date, payable on the Amendment Effective Date.
          (b) The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable documented fees and disbursements of counsel to the Administrative Agent; provided that invoices (together with appropriate back-up documentation) for such costs and expenses shall have been presented to the Borrower on or before July 17, 2008.
     7. Confirmation of Loan Documents by Loan Parties.
          (a) This Amendment shall constitute a Loan Document, as such term is defined in the Credit Agreement. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of any Loan Party that would require the waiver or consent of the Administrative Agent or the Lenders.
          (b) This Amendment is not intended to nor shall it be construed to create a novation or accord and satisfaction with respect to any of the Obligations.

          (c) Each of the Borrower and Holdings hereby reaffirms its obligations under the Credit Agreement and each of the other Loan Documents to which it is a party, as the same are amended hereby, and agrees and acknowledges that each such document and all of such obligations thereunder, remain in full force and effect after giving effect to this Amendment.
          (d) Each of the undersigned Grantors, in its capacity as such, consents to the Credit Agreement Amendments and acknowledges and agrees that the guarantees and grants of security interests made by such party contained in the Guarantee and Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to this Amendment.
     8.  Counterparts. This Amendment may be executed on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment or the Lender Consent Letters by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof or thereof.
     9.  Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     10. Integration. This Amendment and the other Loan Documents represent the entire agreement of the Loan Parties, the Agents and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
     11. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
     12. Submission To Jurisdiction; Waivers. Each of the parties hereto hereby irrevocably and unconditionally:
          (a) submits for itself and its Property in any legal action or proceeding relating to this Amendment and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York located in the borough of Manhattan, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;
          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth in Section 10.2 to the Credit Agreement;
          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
          (e) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.
     13. Ratification. Except as expressly modified hereby, the Credit Agreement and each other Loan Document are each hereby ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the respective terms thereof.
[Signature Pages to Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

TRONOX INCORPORATED, as a party to the Credit Agreement and as a Grantor
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

TRONOX WORLDWIDE LLC, in its capacity as Borrower and a Grantor
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

[Signature Page to Third Amendment to Credit Agreement and Second Amendment to Guarantee and Collateral Agreement]

GRANTORS: TRONOX FINANCE CORP.
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

CIMARRON CORPORATION
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

TRONOX HOLDINGS, INC.
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

TRIPLE S MINERALS RESOURCES CORPORATION
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

TRONOX PIGMENTS (SAVANNAH) INC.
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

[Signature Page to Third Amendment to Credit Agreement and Second Amendment to Guarantee and Collateral Agreement]

TRIPLE S REFINING CORPORATION
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

SOUTHWESTERN REFINING COMPANY, INC.
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

TRANSWORLD DRILLING COMPANY
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

TRIANGLE REFINERIES, INC.
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

TRIPLE S, INC.
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

[Signature Page to Third Amendment to Credit Agreement and Second Amendment to Guarantee and Collateral Agreement]

TRONOX LLC
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent
By:	/s/ Maria M. Lund
	Name:	Maria M. Lund
	Title:	Authorized Signatory

[Signature Page to Third Amendment to Credit Agreement and Second Amendment to Guarantee and Collateral Agreement]

SCHEDULE A
Material Specified IP Rights